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                                                                  EXHIBIT 10.5


    THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE THEREWITH.

    THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE NOTE PURCHASE AGREEMENT DATED AS OF APRIL 11, 1997, AMONG THE ISSUERS OF THIS SECURITY, CERTAIN OF THEIR AFFILIATES AND THE INITIAL PURCHASER NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF UTI ENERGY CORP., AS REGISTRAR, AND WHICH RESTRICTIONS REQUIRE, AS A CONDITION TO ANY TRANSFER, APPROPRIATE DOCUMENTATION TO EVIDENCE COMPLIANCE WITH APPLICABLE SECURITIES LAWS, INCLUDING AN OPINION OF COUNSEL WITH RESPECT THERETO.

    NO REGISTRATION OF TRANSFER OF THIS SECURITY WILL BE EFFECTED ON THE BOOKS OF THE REGISTRAR UNLESS AND UNTIL SUCH RESTRICTIONS ARE COMPLIED WITH.


                           FWA DRILLING COMPANY, INC.,
                    INTERNATIONAL PETROLEUM SERVICE COMPANY,
                             TRIAD DRILLING COMPANY,
                         UNIVERSAL WELL SERVICES, INC.,
                                USC, INCORPORATED
                                       AND
                             PANTHER DRILLING, INC.


                 12% SENIOR SUBORDINATED NOTE DUE APRIL 10, 2001

No. 1                            $25,000,000.00                  April 11, 1997

         FOR VALUE RECEIVED, the undersigned, FWA DRILLING COMPANY, INC., a Delaware corporation, INTERNATIONAL PETROLEUM SERVICE COMPANY, a Pennsylvania corporation, TRIAD DRILLING COMPANY, a Delaware corporation, UNIVERSAL WELL SERVICES, INC., a Delaware corporation, USC, INCORPORATED, a Delaware corporation, and PANTHER DRILLING, INC. (formerly known as Viersen & Cochran Drilling Company), an Oklahoma corporation (each an "ISSUER" and, collectively, the "ISSUERS"), hereby jointly and severally promise to pay to CANPARTNERS INVESTMENTS IV, LLC, a California limited liability company, or registered assigns, the principal sum of TWENTY--FIVE MILLION AND NO/100 DOLLARS on April 20, 2001, with interest (computed on the basis of a 360-day of twelve 30-day


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months) (a) on the unpaid balance thereof at the rate of 12% per annum from the date hereof, payable quarterly, on the 15th day of January, April, July and October of each year, commencing with July 15, 1997, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal and any overdue payment of interest (as defined in the Note Purchase Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered Holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

         Payments of principal of and interest on with respect to this Note are to be made in lawful money of the United States of America by the method and to the address or account specified with respect to the holder hereof pursuant to
Section 2.05 of the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Subordinated Notes (herein called the "NOTES") issued pursuant to a Note Purchase Agreement dated as of April 11, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"; capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Note Purchase Agreement), among the Issuers, certain affiliates of the Issuers, in their capacity as guarantors of the Notes, and the Purchaser named therein and is entitled to the benefits thereof. Each Holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 9.06 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 5.02 of the Note Purchase Agreement.

         Each Issuer hereby acknowledges and makes this Note a registered obligation for United States withholding tax purposes. The Company, on behalf of the Issuers, shall be the registrar for this Note (the "REGISTRAR") with full power of substitution. In the event the Registrar becomes unable or unwilling to act as registrar under this Agreement, the Company shall reasonably designate a successor Registrar. Each Holder who is a foreign person, by its acceptance of this Note, hereby agrees to provide the Company, for the benefit of the Issuers, with a completed Internal Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such Holder, participants or other affiliates who are holders of beneficial interests in this Note. Notwithstanding any contrary provision contained in this Note or any of the other Note Documents, neither this Note nor any interests therein may be sold, transferred, hypothecated, participated or assigned to any Person except upon satisfaction of the conditions specified in this paragraph. Each Holder, by its acceptance of its Note(s), agrees to be bound by the provisions of this paragraph and to indemnify and hold harmless the Registrar against any and all loss or liability arising from the disposition by such Holder of this Note or any interest therein in violation of this paragraph. The Registrar shall keep at its principal executive office (or an office or agency designated by it by notice to the last registered Holder) a ledger, in which, subject to such reasonable regulations as it may prescribe, but at its expense (except as specified below), it shall provide for

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the registration and transfer of this Note. No sale, transfer, hypothecation, participation or assignment of this Note or any interest herein shall be effective for any purpose until it shall be registered on the books of the Registrar to be maintained for such purpose. The Registrar shall record the transfer of this Note on the books maintained for this purpose upon receipt by the Registrar at the office or agency designated by the Registrar of (a) a written assignment of this Note (or the applicable interest therein), (b) funds sufficient to pay any transfer taxes payable upon the making of such transfer as well as the cost of reviewing the documents presented to the Registrar, and (c) such evidence of due execution as the Registrar shall reasonably require. The Registrar shall record the transfer of this Note on the books maintained for such purpose at the cost and expense of the assignee.

         This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Texas excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         The Holder of this Note, by its acceptance hereof, acknowledges that this Note is subject to the terms of the Subordination Agreement, as defined in the Note Purchase Agreement, which contains certain subordination provisions and is incorporated herein by reference. Notwithstanding any contrary statement contained in the Note Purchase Agreement or in this Note (other than the provisions of Section 2.10 of the Note Purchase Agreement), no payment on account of the principal of, premium, if any, or interest on this Note shall become due or to be paid except in accordance with the terms of the Subordination Agreement.

         Notwithstanding anything to the contrary contained elsewhere in this Note or in any other Note Document, the Issuers and the Holder of this Note hereby agree that all agreements among them under this Note and the other Note Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to such Holder for the use, forbearance, or detention of the money loaned to the Issuers and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Note or any of the other Note Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance the Holder should


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ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other than outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to the Issuers. All sums paid or agreed to be paid to such Holder for the use, forbearance, or detention of the Obligations and other Indebtedness of the Issuers to the Holders, to the extent permitted by applicable law, shall be amortized, prorated, allocated or spread throughout the entire term of such Indebtedness. For purpose of this paragraph, "HIGHEST LAWFUL RATE" means, at any given time during which any Obligations shall be outstanding hereunder, the maximum nonusurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of Texas (or the law of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Note and the other Note Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum nonusurious interest rate than under the laws of the State of Texas (or such other jurisdiction's law), in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Note and any other Note Documents executed in connection herewith, and any available exemptions, exceptions and exclusions. The terms and provisions of this paragraph shall control every other provision of this Note and all agreements among the Obligators and such Holder.

         IN WITNESS WHEREOF, the Issuers have executed this Note on the date first written above.

                                       FWA DRILLING COMPANY, INC.


                                       By:   /s/ Vaughn E. Drum
                                           -------------------------
                                            Name:   Vaughn E. Drum
                                            Title:  President and CEO


                                       INTERNATIONAL PETROLEUM
                                       SERVICE COMPANY


                                       By:   /s/ Vaughn E. Drum
                                           -------------------------
                                            Name:   Vaughn E. Drum
                                            Title:  President and CEO




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


                                       TRIAD DRILLING COMPANY


                                       By:   /s/ Vaughn E. Drum
                                         -------------------------
                                            Name:   Vaughn E. Drum
                                            Title:  President and CEO


                                       UNIVERSAL WELL SERVICES, INC.


                                       By:   /s/ Vaughn E. Drum
                                         -------------------------
                                             Name:   Vaughn E. Drum
                                             Title:  President and CEO


                                       USC, INCORPORATED


                                       By:   /s/ Vaughn E. Drum
                                         -------------------------
                                             Name:    Vaughn E. Drum
                                             Title:   President and CEO


                                       PANTHER DRILLING, INC. (formerly
                                       known as Viersen & Cochran Drilling
                                       Company)


                                       By:   /s/ Vaughn E. Drum
                                         -------------------------
                                             Name:    Vaughn E. Drum
                                             Title:   President and CEO





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